ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2020	2019
Current, net	$4,306	$4,808
Non-current, net
Accounts receivable	60	40
Retainer on customer contract	68	102
Billing rights	555	681
Total non-current, net	$683	$823
Total	$4,989	$5,631
    Non-current billing rights primarily represent unbilled rights arising at BRK Ambiental from revenues earned from the construction on public concessions contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
    The partnership’s construction services business has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract are met. The retention balance included in the current accounts receivable balance as at December 31, 2020 was $244 million (2019: $163 million), and the retention balance included in the non-current accounts receivable balance as at December 31, 2020 was $68 million (2019: $102 million).
    The amount of accounts and other receivables written down for bad debts was as follows:

(US$ MILLIONS)	2020	2019	2018
Loss allowance - beginning	$86	$45	$40
Add: increase in allowance	116	53	22
Deduct: bad debt write offs	(55)	(23)	(10)
Foreign currency translation and other	9	11	(7)
Loss allowance - ending	$156	$86	$45